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                        AMERICAN INDEPENDENCE FUNDS TRUST

                SUPPLEMENTS TO THE PROSPECTUS DATED MARCH 1, 2000

                                 THE STOCK FUND

The following information supplements the information contained under the section "Fund Management- Sub-Advisers" of the Prospectus:

         On September 25, 2000, Old Mutual plc acquired United Asset Management Corporation, the parent company of Barrow Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), a sub-adviser of the Stock Fund. As a result, Barrow Hanley became an indirect subsidiary of Old Mutual plc. The change in control of Barrow Hanley constituted an assignment of, and automatically terminated, the Sub-Advisory Agreement in previous effect between AMR Investment Services, Inc. ("AMR") and Barrow Hanley under applicable federal law.

         On October 10, 2000, the Board of Trustees of American Independence Funds Trust approved on behalf of the Fund, a new sub-advisory agreement (the "New Sub-Advisory Agreement") and an interim sub-advisory agreement (the "Interim Agreement") between AMR and Barrow Hanley. Barrow Hanley has continued to provide investment sub-advisory services to the Fund under the Interim Agreement. The Interim Agreement will terminate on the earlier of February 21, 2001 or the approval of the New Sub-Advisory Agreement by the Fund's shareholders.

         Shareholders of the Stock Fund will be asked to approve the New Sub-Advisory Agreement at the Shareholders Meeting scheduled to be held on or about November 15, 2000. Shareholders as of the record date, October 16, 2000 will be entitled to vote at the meeting. Proxy materials covering the proposal to approve the New Sub-Advisory Agreement will be mailed on or about October 25, 2000.

                        SUPPLEMENT DATED OCTOBER 10, 2000

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                         THE KANSAS TAX-EXEMPT BOND FUND


         On October 27, 2000, the shareholders of the Kansas Tax-Exempt Bond Fund (the " Fund") approved a new sub-advisory arrangement between Galliard Capital Management Inc. "Galliard") and INTRUST Financial Services, Inc. ("INTRUST"), the investment adviser to the Fund (the "Sub-Advisory Agreement"). Galliard currently serves as Sub-Adviser for the Short- Term Bond Fund and Intermediate Bond Fund. The new sub-advisory relationship will not result in any change in advisory fees currently paid by the Fund to INTRUST. Please see "Fund Management- Sub-Advisers" for information regarding Galliard. Robert A. Campbell, a senior portfolio manager with Galliard since August 2000, is the portfolio manager of the Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996).

                        SUPPLEMENT DATED OCTOBER 27, 2000